                                                                 EXHIBIT 10.3.12

                                 AMENDMENT NO. 1
                                       TO
                               TIME CHARTER PARTY

                                 April 11, 2005

            Reference is hereby made to the Time Charter Party, dated October 20, 2004 (the "Time Charter"), between Vision Ltd., a company incorporated in the Islands of Bermuda (the "Owners") and CM V-MAX I Ltd., a company incorporated in the Islands of Bermuda (the "Charterers"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Time Charter.

            The Owners and the Charterers hereby agree that the provisions of the Time Charter shall be amended as follows:

            1. The schedule set forth in Clause 47 shall be deleted and replaced by the following:

                   "Period                                     Basic Hire
1  (Delivery Date - November 10, 2005)                          $ 35,700
2  (November 11, 2005 - November 10, 2006)                      $ 36,075
3  (November 11, 2006 - November 10, 2007)                      $ 36,469
4  (November 11, 2007 - November 10, 2008)                      $ 36,882
5  (November 11, 2008 - November 10, 2009)                      $ 37,316
Option 1 (November 11, 2009 - November 10, 2010)                $ 37,772
Option 2 (November 11, 2010 - November 10, 2011)                $ 38,251
Option 3 (November 11, 2011 - November 10, 2012)                $ 38,753"

            This Amendment shall be governed by and construed in accordance with the laws of England. Except as provided herein, the Time Charter shall remain unchanged.

            OWNERS                                      CHARTERERS

            Vision Ltd.                                 CM V-MAX I Ltd.

            By: /s/ Arthur L. Regan                     By: /s/ Mats Berglund
                -------------------                         -----------------
            Name: Arthur L. Regan                       Name: Mats Berglund
            Title: President and CEO                    Title: Director